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                                                                    EXHIBIT 23.2


                              ARTHUR ANDERSEN LLP




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated January 31, 1997 and January 26, 1996 included in CIPSCO Incorporated's Form 10-K for the years ended December 31, 1996 and 1995, respectively, and to all references to our Firm included in this Registration Statement.



                                                /s/ARTHUR ANDERSEN LLP
                                                -------------------------------
                                                ARTHUR ANDERSEN LLP

Chicago, Illinois
December 30, 1997